                                             UAM Funds
                                             Funds for the Informed Investor(sm)

Hanson Equity Portfolio
Semi-Annual Report                                              October 31, 1999


                                                                   [LOGO OF UAM]

UAM FUNDS                                                HANSON EQUITY PORTFOLIO
                                                         OCTOBER 31, 1999

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                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter ...................................................      1
Portfolio of Investments ...............................................      5
Statement of Assets and Liabilities ....................................      8
Statement of Operations ................................................      9
Statement of Changes in Net Assets .....................................     10
Financial Highlights ...................................................     11
Notes to Financial Statements ..........................................     12
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

UAM FUNDS                                                HANSON EQUITY PORTFOLIO

--------------------------------------------------------------------------------

October 31, 1999

Dear Shareholder:

It is our pleasure to present to you the semi-annual Shareholder Report for the Hanson Equity Portfolio ("The Portfolio") for the six-month period ending October 31, 1999. The Portfolio was launched on October 2, 1997 and had a total market value of $29.3 million as of October 31, 1999.

                        Performance Results and Overview

The Portfolio posted a 1.6% return for the second fiscal quarter and a -0.5% return for the six months ending October 31, 1999. The S&P 500 produced returns of 2.9% and 2.7% for the same periods respectively. The Portfolio's performance since inception is 32.0% compared to 43.3% for the S&P 500.

Investor concerns over interest rates and the typical seasonal slowdown conspired to limit the Portfolio's performance to a marginal return over the six months since our last report. Earlier cyclical strength waned, leading to modest declines in consumer cyclicals, consumer staples and capital goods stocks. Two interest rate increases by the Federal Reserve over the summer severely impacted the financial stocks. However, significant progress towards the repeal of the Glass-Steagall Act and enactment of new banking reform legislation led to impressive gains across the sector in early fall. Investments in technology and communications continued their volatile yet ever increasing moves higher. Finally, a late October rally driven by strong economic growth amid a subdued inflationary outlook boosted overall Portfolio performance and has carried through into the third fiscal quarter.

In what is becoming a common refrain, the communications and technology sectors exhibited the strongest growth in the Portfolio. The explosive growth of the Internet and information technology has resulted in an exponential increase in demand for new products and services. Businesses are constantly looking for new ways to produce their products more efficiently at a lower cost, deliver value-added services rapidly and with immediate impact and connect employees across the enterprise to improve productivity and increase returns on capital. The Portfolio has invested in infrastructure (MCI-WorldCom, Qwest Communications), hardware (Intel, Compaq Computer) and services (IBM, Computer Sciences) companies that all have leading market positions in their respective areas. The Portfolio is also taking advantage of the consolidation wave that continues to sweep across the telecom landscape as well as the proliferation of wireless technology with investments in GTE, Sprint and Vodafone-AirTouch. The top ten holdings and their percentage of the Portfolio as of October 31, 1999 were: Citigroup (4.4%), Wells Fargo (4.4%), Fannie Mae (4.1%), Omnicom (3.9%), MCI Worldcom (3.8%), General Electric (3.7%), American International Group (3.6%), Carnival (3.5%), Johnson & Johnson (3.4%), AFLAC (3.4%) and Wal-Mart Stores (3.3%).

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UAM FUNDS                                                HANSON EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                          Strategy and Investment Style

Hanson Investment Management's investment philosophy consists of investing in a concentrated portfolio of approximately 35 industry leading companies with proven management teams that are focused on consistent, profitable growth. These companies have above average earnings and dividend growth rates and possess superior financial strength (as measured by solid balance sheets). Most importantly, Hanson purchases these companies only when valuations place them amongst the cheapest of their peers by virtue of low relative price-to-earnings or price-to-cash-flow ratios. Hanson practices this valuation-based investment style within a large capitalization stock universe. Hanson Investment Management has employed this investment strategy continuously over the 26-year history of the firm.

                             Equity Market Overview

Uncertainty, volatility and caution were the watchwords of choice for investors in the recent six-month period. Mixed economic signals of inflation and growth rocked the stock market with each report as Wall Street gauged the impact of these figures on the Federal Reserve's interest rate decisions. The Fed's second rate hike of the year on August 24th cut a late summer rally short, but favorable government reports that showed strong economic growth with low inflation ignited a powerful move upward late in the period. At the end of October, the S&P 500 had substantially recovered from its mid-summer swoon.

The resilience of the U.S. economy and especially consumer spending continues to draw the watchful eye of the Fed and heighten investor anxiety. Third quarter GDP growth rose at a 4.8% annual rate, in part due to an expected increase in inventories as businesses rebuilt their depleted stockpiles from the second quarter. The recovery in emerging markets in Latin America and Asia (and to some extent Japan) has propelled the U.S. manufacturing sector to its strongest position in nearly 5 years. Spending by consumers, which accounts for two thirds of U.S. economic output, has grown in excess of 4% for seven straight quarters, the first time that has happened in 45 years. Yet prices remain remarkably subdued. The GDP price deflator grew at a 0.9% pace in the third quarter and consumer prices rose 2.6% for the year ended in September.

As always, the flip side to the rosy picture contains some troublesome signs. While the core price indexes appear to have some stability, several components, most notably oil, have shown significant increases. Oil prices have risen nearly 80% since January 1st and have begun to impact transportation costs. The Fed's chief worry continues to be the labor market, which sent another mixed signal to the financial

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UAM FUNDS                                                HANSON EQUITY PORTFOLIO

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markets with the third quarter Employment Cost Index (ECI) report and the
October jobs report. On the positive side, the ECI - the broadest measure of wage, salary and benefit costs - grew a less-than-expected 0.8% for the quarter. Furthermore, the Labor Dept. reported that average hourly earnings rose only 0.1% in October. But the economy added 310,000 jobs in October and the unemployment rate fell to a 30-year low of 4.1%, figures sure to raise concerns at the Fed. Productivity improvements will be extremely important to contain unit cost increases that can translate into higher consumer prices.

The Portfolio faced the same volatility as the markets during the period. Interest rate-sensitive stocks, especially the financials, suffered through the rising rate environment of the summer. In addition, skittish markets react swiftly and severely to any disappointments. Portfolio companies that pre-announced even a slight quarterly earnings shortfall were not spared the market's wrath. Our investment philosophy has been to avoid becoming saddled with a short-term focus and instead to concentrate on the long-term potential of our portfolio investments. In this uncertain market environment, our patient, disciplined approach should provide the foundation for the long-term success of the Portfolio.


Sincerely,

/s/ David E. Post


David E. Post
President & CEO


The investment results presented in this report represent past performance and should not be construed as a guarantee of future results. A portfolio's performance assumes the reinvestment of all dividends and distributions.

There are no assurances that a portfolio will meet its stated objectives.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's holdings are subject to change because it is actively managed. Portfolio changes should not be considered recommendations for action by individual investors.

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UAM FUNDS                                                HANSON EQUITY PORTFOLIO

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                       Definition of the Comparative Index
                       -----------------------------------

Standard & Poor's 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

     The comparative index assumes reinvestment of dividends and, unlike a portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                           HANSON EQUITY PORTFOLIO
                                                    October 31, 1999 (Unaudited)

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 99.6%
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                      --------      ----------
AIRCRAFT -- 2.1%
   Allied Signal ...................................   10,700       $  609,231
                                                                    ----------
BANKS -- 7.9%
   Bank One ........................................    6,000          225,375
   Washington Mutual ...............................   22,000          790,625
   Wells Fargo .....................................   27,000        1,292,625
                                                                    ----------
                                                                     2,308,625
                                                                    ----------
BEAUTY PRODUCTS -- 2.8%
   Colgate-Palmolive ...............................   13,400          810,700
                                                                    ----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 3.9%
   Omnicom Group ...................................   13,000        1,144,000
                                                                    ----------
COMPUTERS & SERVICES -- 5.1%
   Compaq Computer .................................   30,500          579,500
   International Business Machines .................    9,300          914,887
                                                                    ----------
                                                                     1,494,387
                                                                    ----------
CONTAINERS & PACKAGING -- 1.9%
   Newell Rubbermaid ...............................   15,800          547,075
                                                                    ----------
DRUGS -- 1.9%
   American Home Products ..........................   10,700          559,075
                                                                    ----------
ENTERTAINMENT & LEISURE -- 1.0%
   Mattel ..........................................   21,600          288,900
                                                                    ----------
ENVIRONMENTAL SERVICES -- 2.5%
   Waste Management ................................   40,400          742,350
                                                                    ----------
FINANCIAL SERVICES -- 5.3%
   FNMA ............................................   17,000        1,202,750
   Franklin Resources ..............................   10,000          350,000
                                                                    ----------
                                                                     1,552,750
                                                                    ----------
FOOD, BEVERAGE & TOBACCO -- 1.2%
   ConAgra .........................................   13,900          362,269
                                                                    ----------

    The accompanying notes are an integral part of the financial statements

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UAM FUNDS                                           HANSON EQUITY PORTFOLIO
                                                    October 31, 1999 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------

                                                   Shares         Value
                                                  --------      ----------

HOUSEHOLD PRODUCTS -- 3.1%
   Solectron* ..................................   12,000       $  903,000
                                                                ----------
INSURANCE -- 11.4%
   Aflac .......................................   19,300          986,712
   American International Group ................   10,125        1,042,242
   Citigroup ...................................   24,000        1,299,000
                                                                ----------
                                                                 3,327,954
                                                                ----------
MACHINERY -- 5.4%
   Deere .......................................    6,000          217,500
   Dover .......................................    6,500          276,656
   General Electric ............................    8,000        1,084,500
                                                                ----------
                                                                 1,578,656
                                                                ----------
MARINE TRANSPORTATION -- 3.5%
   Carnival, Cl A ..............................   23,000        1,023,500
                                                                ----------
MISCELLANEOUS BUSINESS SERVICES -- 2.2%
   Computer Sciences* ..........................    9,500          652,531
                                                                ----------
MISCELLANEOUS CONSUMER SERVICES -- 0.4%
   Service International .......................   12,250          117,141
                                                                ----------
OFFICE FURNITURE & FIXTURES -- 1.4%
   Lear* .......................................   12,000          405,000
                                                                ----------
PAPER & PAPER PRODUCTS-- 1.8%
   Kimberly-Clark ..............................    8,400          530,250
                                                                ----------
PETROLEUM & FUEL PRODUCTS -- 2.2%
   Transocean Offshore .........................   23,250          632,109
                                                                ----------
PETROLEUM REFINING -- 2.4%
   Royal Dutch Petroleum ADR ...................   12,000          719,250
                                                                ----------
RETAIL -- 4.2%
   Toys 'R' Us* ................................   19,000          268,375
   Wal-Mart Stores .............................   17,000          971,125
                                                                ----------
                                                                 1,239,500
                                                                ----------

   The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                           HANSON EQUITY PORTFOLIO
                                                    OCTOBER 31, 1999 (Unaudited)

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--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------
                                                       Shares        Value
                                                       -------    ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 3.3%
   Intel .........................................     12,400     $  959,450
                                                                  ----------
TELEPHONES & TELECOMMUNICATION -- 15.7%
   GTE ...........................................      6,000        450,000
   MCI Worldcom* .................................     13,000      1,114,750
   Qwest Communications International* ...........     25,600        920,000
   SBC Communications ............................     17,000        865,938
   Sprint (FON Group) ............................      8,000        594,500
   Vodafone Airtouch ADR .........................     13,750        659,141
                                                                  ----------
                                                                   4,604,329
                                                                  ----------
WATER UTILITIES -- 0.7%
   Azurix Corp* ..................................     15,000        210,938
                                                                  ----------
WHOLESALE -- 6.3%
   Enron .........................................     21,000        838,688
   Johnson & Johnson .............................      9,500        995,125
                                                                  ----------
                                                                   1,833,813
                                                                  ----------
   TOTAL COMMON STOCKS
      (Cost $23,363,522) .........................                29,156,783
                                                                  ----------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.4%
--------------------------------------------------------------------------------

                                                                         Face
                                                                        Amount
                                                                       --------
REPURCHASE AGREEMENT -- 0.4%

   Chase Securities, Inc. 5.15%, dated 10/29/99, due 11/01/99, to be repurchased at $128,055, collateralized by
      $128,435 of various U.S. Treasury Bills and U.S.
      Treasury Notes, valued at $128,004 (Cost $128,000) ......   $    128,000          128,000
                                                                                   ------------
   TOTAL INVESTMENTS -- 100.0%
      (Cost $23,491,522) (a) ..................................                      29,284,783
                                                                                   ------------
   OTHER ASSETS AND LIABILITIES, NET -- 0.0% ..................                          (3,785)
                                                                                   ------------
   TOTAL NET ASSETS -- 100.0% .................................                    $ 29,280,998
                                                                                   ============

*    Non-Income Producing Security
(a) The cost for federal income tax purposes was $2,349,522. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $5,793,261. This consisted of aggregate gross unrealized appreciation for all securities of $8,874,324 and aggregate gross unrealized depreciation for all securities of $3,081,063.
ADR  American Depositary Receipt
  Cl Class

The accompanying notes are an integral part of the financial statements.


UAM FUNDS                                                HANSON EQUITY PORTFOLIO
                                                    OCTOBER 31, 1999 (Unaudited)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------
Assets
Investments, at Cost ...................................................          $23,491,522
                                                                                  ===========
Investments, at Value -- Note A ........................................          $29,284,783
Cash ...................................................................                  300
Dividends and Interest Receivable ......................................               21,299
Receivable for Portfolio Shares Sold ...................................                5,158
Other Assets ...........................................................                2,836
                                                                                  -----------
   Total Assets ........................................................           29,314,376
                                                                                  -----------
Liabilities
Payable for Investment Advisory Fees -- Note B .........................                6,708
Payable for Administrative Fees -- Note C ..............................               10,151
Payable for Custodian Fees -- Note D ...................................                  277
Payable for Trustees' Fees -- Note F ...................................                  533
Other Liabilities ......................................................               15,709
                                                                                  -----------
   Total Liabilities ...................................................               33,378
                                                                                  -----------
Net Assets .............................................................          $29,280,998
                                                                                  ===========
Net Assets Consist Of:
Paid in Capital ........................................................          $22,623,913
Undistributed Net Investment Income ....................................                  160
Accumulated Net Realized Gain ..........................................              863,664
Unrealized Appreciation ................................................            5,793,261
                                                                                  -----------
Net Assets .............................................................          $29,280,998
                                                                                  ===========
Institutional Class Shares
Shares Issued and Outstanding (Unlimited authorization, no par value) ..            2,230,501
Net Asset Value, Offering and Redemption Price Per Share ...............          $     13.13
                                                                                  ===========


The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                HANSON EQUITY PORTFOLIO
                                   SIX MONTHS ENDED OCTOBER 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Investment Income
Dividends ...............................................           $   144,235
Other ...................................................                66,902
                                                                    -----------
   Total Income .........................................               211,137
                                                                    -----------
Expenses
Investment Advisory Fees -- Note B ......................               103,249
Administrative Fees -- Note C ...........................                49,952
Shareholder Services Fees ...............................                22,708
Filing and Registration Fees ............................                 9,255
Printing Expenses .......................................                 9,211
Custodian Fee -- Note D .................................                 2,404
Trustees' Fees -- Note F ................................                 1,350
Other Expenses ..........................................                12,848
                                                                    -----------
   Net Expenses .........................................               210,977
                                                                    -----------
Net Investment Income ...................................                   160
                                                                    -----------
Net Realized Gain on Investments ........................             1,299,864
Net Unrealized Depreciation of Investments ..............            (1,458,444)
                                                                    -----------
Net Loss on Investments .................................              (158,580)
                                                                    -----------
Net Decrease in Net Assets Resulting from Operations ....           $  (158,420)
                                                                    ===========


The accompanying notes are an integral part of the financial statements.


UAM FUNDS                                                                                   HANSON EQUITY PORTFOLIO

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------

                                                                             Six Months
                                                                                Ended               Year Ended
                                                                          October 31, 1999           April 30,
                                                                            (Unaudited)                1999
                                                                          ----------------         ------------
Increase (Decrease) In Net Assets
Operations:
   Net Investment Income (Loss) ..................................          $        160           $    (92,248)
   Net Realized Gain (Loss) ......................................             1,299,864               (436,058)
   Net Unrealized Appreciation (Depreciation) ....................            (1,458,444)             4,573,262
                                                                            ------------           ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations              (158,420)             4,044,956
                                                                            ------------           ------------
Distributions:
   Net Realized Gain .............................................                    --               (124,608)
                                                                            ------------           ------------
Capital Share Transactions: (1)
   Issued ........................................................               465,081              2,752,012
   Issued in Lieu of Cash Distributions ..........................                    --                124,608
   Redeemed ......................................................            (1,475,407)            (2,037,038)
                                                                            ------------           ------------
   Net Increase (Decrease) from Capital Share Transactions .......            (1,010,326)               839,582
                                                                            ------------           ------------
     Total Increase (Decrease) in Net Assets .....................            (1,168,746)             4,759,930
                                                                            ------------           ------------
Net Assets:
   Beginning of Period ...........................................            30,449,744             25,689,814
                                                                            ------------           ------------
   End of Period (Including undistributed net investment income of
     $160 and $0, respectively) ..................................          $ 29,280,998           $ 30,449,744
                                                                            ============           ============
(1) Shares Issued and Redeemed:
   Shares Issued .................................................                35,268                221,789
   In Lieu of Cash Distributions .................................                    --                 11,453
   Shares Redeemed ...............................................              (113,215)              (182,780)
                                                                            ------------           ------------
   Net Increase (Decrease) in Shares Outstanding .................               (77,947)                50,462
                                                                            ============           ============

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                HANSON EQUITY PORTFOLIO

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Selected Per Share Data & Ratios
                                               For a Share Outstanding Throughout Each Period

                                               Six Months           Year            October 2,
                                                 Ended             Ended            1997*** to
                                             October 31, 1999     April 30,          April 30,
                                               (Unaudited)          1999              1998
                                             ----------------    ----------        ----------
Net Asset Value, Beginning of Period .....     $    13.19        $    11.38        $    10.00
                                               ----------        ----------        ----------
Income From Investment Operations
   Net Investment Income (Loss) ..........             -- (@)         (0.04)            (0.02)
   Net Realized and Unrealized Gain (Loss)          (0.06)             1.91              1.40
                                               ----------        ----------        ----------
   Total from Investment Operations ......          (0.06)             1.87              1.38
                                               ----------        ----------        ----------
Distributions
   Net Realized Gain .....................             --             (0.06)               --
                                               ----------        ----------        ----------
Net Asset Value, End of Period ...........     $    13.13        $    13.19        $    11.38
                                               ==========        ==========        ==========
Total Return .............................          (0.45)%**         16.52%            13.80%**
                                               ==========        ==========        ==========
Ratios and Supplemental Data
Net Assets, End of Period (Thousands) ....     $   29,281        $   30,450        $   25,690
Ratio of Expenses to Average Net Assets ..          1.43%*             1.40%             1.56%*
Ratio of Net Investment Income (Loss)
to Average Net Assets ....................             0%*            (0.38)%           (0.35)%*
Portfolio Turnover Rate ..................             17%               28%               11%

  *  Annualized
 **  Not Annualized
***  Commencement of operations
  @  Amount is less than $.001

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                HANSON EQUITY PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Hanson Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At October 31, 1999 the UAM Funds were comprised of 48 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to achieve maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of equity securities, primarily the common stock of large, U.S.-based companies with outstanding financial characteristics and strong growth prospects that can be purchased at reasonable valuations.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

         2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent

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UAM FUNDS                                                HANSON EQUITY PORTFOLIO

--------------------------------------------------------------------------------

     that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

         4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

         Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

         Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss), for the purpose of calculating net investment income (loss) per share in the financial highlights.

         5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a portfolio are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

UAM FUNDS                                                HANSON EQUITY PORTFOLIO

--------------------------------------------------------------------------------

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Hanson Investment Management Company (the "Adviser"), a subsidiary of the United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of average daily net assets for the month.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolio pays the Administrator 0.079% per annum of the average daily net assets of the Portfolio, an annual base fee of $87,500, and a fee based on the number of active shareholder accounts.

     For the six months ended October 31, 1999, the Administrator was paid $49,952, of which $25,707 was paid to CGFSC for their services, $6,864 to DST for their services, and $4,107 to UAMSSC for their services.

     Effective November 1, 1999, the UAM Funds' Board of Trustees approved a change in the Sub-administrator from CGFSC to SEI Investments Mutual Funds Services.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

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UAM FUNDS                                                HANSON EQUITY PORTFOLIO

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     F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustees meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

     G. Purchases and Sales: For the six months ended October 31, 1999, the Portfolio made purchases of $5,097,402 and sales of $4,966,894 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     H. Line of Credit: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end if each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended October 31, 1999, the Portfolio had no borrowings under the agreement.

     I. Other: At October 31, 1999, 100% of total shares outstanding were held by 1 record shareholder.

UAM FUNDS                                                HANSON EQUITY PORTFOLIO

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Officers and Trustees

Norton H. Reamer                               William H. Park
Trustee, President and Chairman                Vice President

John T. Bennett, Jr.                           Michael E. DeFao
Trustee                                        Secretary

Nancy J. Dunn                                  Gary L. French
Trustee                                        Treasurer

Philip D. English                              Robert R. Flaherty
Trustee                                        Assistant Treasurer

William A. Humenuk                             Robert J. Della Croce
Trustee                                        Assistant Treasurer

James P. Pappas
Trustee

Peter M. Whitman, Jr.
Trustee

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UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Hanson Investment Management Company
4000 Civic Center Drive, Suite 200
San Rafael, CA 94903

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                            ------------------------------------
                                            This report has been prepared for
                                            shareholders and may be distributed
                                            to others only if preceded or
                                            accompanied by a current prospectus.
                                            ------------------------------------